Newbuildings	6 Months Ended
Jun. 30, 2016
Newbuildings [Abstract]
Newbuildings
NEWBUILDINGS

As of June 30, 2016 and December 31, 2015, we have a newbuilding commitment for the construction of a FSRU, expected to be delivered in November 2017. The following table sets out as at June 30, 2016, the estimated timing of the remaining installment payments due under the present newbuilding contract:

(in thousands of $)	June 30, 2016
Payable within 6 months to December 31, 2016	30,938
Payable within 2017	185,625
216,563

In July 2016, on closing of the joint venture agreement with Stonepeak, we contributed our subsidiary that owns the FSRU newbuilding to Golar Power and, accordingly, the related assets and liabilities were classified as held-for-sale (see note 4).